UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2026

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, One Central Plaza, Dame Street, Dublin 2, Co. Dublin, D02 K7K5, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 353 1 6699 020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive twenty (20) Ordinary Shares of Amarin Corporation plc	AMRN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2026, Amarin Corporation plc (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). On the last day of voting for holders of the Company’s American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”), a block of votes was cast against approval of:

•
the reelection of Patrice Bonfiglio, Keith Horn, Odysseas Kostas, Louis Sterling, III and Diane Sullivan (the “Select Reelection Proposals”);
•
the approval, on a non-binding, advisory basis, of the compensation of the Company’s “named executive officers” for the fiscal year ended December 31, 2025 (the “Say-on-Pay Proposal”);
•
the renewal of the general and unconditional authorization the Board of Directors of the Company (the “Board”) to issue shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £37,750,000 (the “Issuance Proposal”);
•
the adoption of the Amended and Restated 2020 Stock Incentive Plan (the “2020 Plan Proposal”) to increase the number of shares available for issuance under the 2020 Stock Incentive Plan by 15,000,000 ordinary shares (“Ordinary Shares”);
•
the Board’s power to issue shares without such issuances being subject to UK statutory pre-emption rights up to an aggregate nominal amount of £20,970,000 (the “Pre-emption Proposal”); and
•
the adoption of the Amended and Restated Articles of Association of the Company to permit the Company to send electronic, rather than paper, notice to shareholders of subsequent Annual General Meetings by making the Proxy Statement and other communications available to shareholders on a website (the “Amended and Restated Articles Proposal”).

As a result, the Issuance Proposal, the 2020 Plan Proposal, the Pre-emption Proposal and the Amended and Restated Articles Proposal were not passed, while the Select Reelection Proposals and the Say-on-Pay Proposal passed with a reduced rate of approval.

Due to the failure of the Issuance Proposal, the 2020 Plan Proposal, the Pre-emption Proposal and the Amended and Restated Articles Proposal, the Board’s ability to provide incentive equity grants to Amarin employees and the executive team is highly limited. Because of this, the Board expects most, if not all, future annual incentive compensation to be cash, in lieu of equity, to compensate the Company’s employees and the non-employee members of the Board. The need for such “cash-only” compensation arrangements impact the Company’s total cash position.

Further, due to the failure of the Amended and Restated Articles Proposal, the Board expects the Company to continue to incur needless printing and mailing costs associated with paper, rather than electronic, delivery of proxy materials to shareholders, including the proxy statement and the annual report.

There were approximately 419,458,656 Ordinary Shares entitled to vote at the Annual Meeting based on the March 31, 2026 record date (the “Record Date”), of which approximately 410,666,987 were held in the name of JPMorgan Chase Bank, N.A., which issues Company-sponsored ADRs evidencing ADSs. As of the Record Date, each ADS represented twenty Ordinary Shares. Of the Ordinary Shares entitled to vote, 295,122,317 Ordinary Shares, or approximately 70%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of a quorum for the transaction of business at the Annual Meeting was constituted by at least two shareholders who held shares as of the Record Date.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”). Set forth below are the voting results for each matter.

(1) An ordinary resolution to re-elect Mr. Aaron Berg as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
121,457,877	39,657,600	24,400,120	109,606,720

(2) An ordinary resolution to re-elect Ms. Patrice Bonfiglio as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
95,135,717	65,136,340	25,243,540	109,606,720

(3) An ordinary resolution to re-elect Mr. Keith L. Horn as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
95,924,957	64,010,400	25,580,240	109,606,720

(4) An ordinary resolution to re-elect Mr. Odysseas Kostas, M.D. as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
100,423,797	59,741,280	25,350,520	109,606,720

(5) An ordinary resolution to re-elect Mr. Louis Sterling III as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
94,836,297	64,851,040	25,828,260	109,606,720

(6) An ordinary resolution to re-elect Ms. Diane E. Sullivan as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
96,043,937	64,051,780	25,419,880	109,606,720

(7) An ordinary resolution to re-elect Mr. Michael Torok as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
129,344,417	43,014,260	13,156,920	109,606,720

(8) A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non- Votes
87,198,317	80,807,440	17,509,840	109,606,720

(9) An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2026, and to hold office from the conclusion of this meeting until the conclusion of the next meeting at which the annual accounts are laid before the Company and to authorize the Audit Committee to agree the remuneration of the auditors:

Votes For	Votes Against	Abstentions	Broker Non- Votes
250,940,057	24,743,200	19,439,060	-

(10) An ordinary resolution to generally and unconditionally authorize the Board to issue shares in the Company or grant rights to subscribe for or to convert any security into shares of the Company up to an aggregate nominal amount of £37,750,000 (which is equal to approximately 18% of the existing issued share capital):

Votes For	Votes Against	Abstentions	Broker Non- Votes
75,117,357	95,824,840	14,573,400	109,606,720

(11) An ordinary resolution to amend and restate the Company’s 2020 Stock Incentive Plan to increase the share reserve thereunder by 15,000,000 Ordinary Shares and to increase the number of Ordinary Shares that may be issued in the form of incentive stock options:

Votes For	Votes Against	Abstentions	Broker Non- Votes
71,294,077	95,245,880	18,975,640	109,606,720

(12) A special resolution to give power to the Board to issue shares without such issuances being subject to UK statutory pre-emption rights up to an aggregate nominal amount of £20,970,000 (which is equal to approximately 10% of the existing issued share capital):

Votes For	Votes Against	Abstentions	Broker Non- Votes
71,326,837	99,696,160	14,492,600	109,606,720

(13) A special resolution to permit the Company to send electronic, rather than paper, notice to shareholders of subsequent Annual General Meetings by making the Proxy Statement and other communications available to shareholders on a website:

Votes For	Votes Against	Abstentions	Broker Non- Votes
101,512,997	66,339,060	17,663,540	109,606,720

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	Amarin Corporation plc

	By:	/s/ Aaron Berg
Aaron Berg
President and Chief Executive Officer